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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported)
                                November 8, 2002



                         TOREADOR RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                      0-02517                  75-0991164
 (State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.



                           4809 Cole Avenue, Suite 108
                               Dallas, Texas 75205
               (Address of principal executive offices)(Zip Code)



        Registrant's telephone number, including area code:(214) 559-3933

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ITEM 9. REGULATION FD DISCLOSURE.

         Attached at Exhibit 99.1 is a press release issued by Toreador on November 8, 2002.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TOREADOR RESOURCES CORPORATION,
                                        Registrant


November 8, 2002.                       /s/ G. Thomas Graves III
                                        ---------------------------------------
                                        G. Thomas Graves III
                                        President and Chief Executive Officer



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                                 EXHIBITS INDEX


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
EXHIBIT
NUMBER            TITLE OF DOCUMENT
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
99.1              Press Release dated November 8, 2002.
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